SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (the "Agreement"), is executed this 15th day of June, 2007, by and between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc., (jointly and severally the "Borrowers"); and Manufacturers and Traders Trust Company (the "Bank").

BACKGROUND

A. On April 20, 2006, the Bank agreed to extend certain financial accommodations to Borrowers in the form of a construction and site development line of credit facility (the "Loan").

B. The Loan is evidenced by, inter alia, a Construction and Site Development Line of Credit Mortgage Note dated April 20, 2006, in the stated principal amount of Ten Million Dollars ($10,000,000.00), executed by Borrowers and payable to Bank, as amended by a Joinder and Assumption Agreement dated as of June 14,2007 (collectively the "Note"), and a Loan Agreement dated April 20, 2006, executed by Borrowers and accepted by the Bank, as amended by a Loan Modification Agreement dated October 27, 2006, (collectively the "Loan Agreement"), and secured by, inter alia, the assets of the Borrowers pursuant to a General Security Agreement dated April 20, 2006, (the "Security Agreement"), as perfected by certain filed Financing Statements, an Open-End Mortgage from Blue Ridge Real Estate Company recorded in the Recorder of Deeds of Monroe County, Pennsylvania in Mortgage Book 2265, at Page 131, the Recorder of Deeds of Carbon County, Pennsylvania in Mortgage Book 1447, at Page 408, the Recorder of Deeds of Lackawanna County, Pennsylvania to Instrument No. 200610673, and the Recorder of Deeds of Luzerne County, Pennsylvania in Mortgage Book 3006, at Page 105980 (the "Blue Ridge Mortgage"), an Open-End Mortgage from Big Boulder Corporation recorded in the Recorder of Deeds of Carbon County, Pennsylvania in Mortgage Book 1447, at Page 679 (the "Big Boulder Mortgage"), an Open-End Mortgage from Northeast Land Co., recorded in the Recorder of Deeds of Monroe County, Pennsylvania in Mortgage Book 2265, at Page 272, and the Recorder of Deeds of Carbon County, Pennsylvania in Mortgage Book 1448, at Page 1 (the "Northeast Land Co. Mortgage") (the Blue Ridge Mortgage, the Big Boulder Mortgage and the Northeast Land Co., Mortgage are collectively referred to as the "Mortgages"), certain recorded Assignments of Leases and Rents (the "Assignments"), and certain recorded Cross Collateralization Agreements.

C. The Loan Agreement, the Note, the Security Agreement, the Financing Statements, the Mortgages, the Assignments, the Cross Collateralization Agreements and all other documents, certificates and instruments executed and/or delivered in connection with the Loans are hereinafter sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents':.

D. Borrowers have requested, and the Bank has agreed to modify the terms of the Loan Documents by extending the term of the availability under the Note, increasing the amount available under the note, amending the interest charged on the outstanding principal of the Note, changing the termination fee, and such other modifications as set forth herein, and the Borrowers and Bank have agreed to enter into this Agreement subject to the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Borrowers and Bank agree as follows:

768 J 08.1

1.

INCORPORATION.

The recitals set forth in the Background to this Agreement and the Loan Documents referred to therein are incorporated herein by reference and made a part hereof with the same force and effect as if herein restated in full. However, the following provisions of this Agreement shall prevail over any inconsistent provisions contained in the materials incorporated herein.

1.1.

Modification Paramount. In the event that any term or provision of any of the

Loan Documents is inconsistent or contrary to a specific and express term or provision of this Agreement, the explicit and express term or provision of this Agreement shall apply and shall be paramount. To the extent that no such inconsistency exists, the terms and provisions of the Loan Documents, as amended, shall continue in full force and effect.

1.2.

No Novation; Continuing Validity. This Agreement is not intended to be nor shall it constitute a novation of the Loan Documents or the indebtedness and obligations evidenced thereby. Borrowers hereby ratify, confirm and approve the Loan Documents as modified herein, and the indebtedness and obligations evidenced thereby, and Borrowers agree that the same are valid and binding agreements of the Borrowers, enforceable in accordance with their terms. Borrowers warrant, represent, acknowledge and agree that the Loan Documents have not been amended or modified by any oral or written agreement or course of conduct of the parties.

1.3.

Further Compliance with Loan Documents. Borrowers hereby ratify, reaffirm and agree to all terms, conditions and remedies of and contained in the Loan Documents, and warrant and agree that Borrower and Sureties shall fully and strictly comply with all such terms and provisions, with time being strictly of the essence.

2.

BANK'S COMPLIANCE; BORROWERS' ACKNOWLEDGMENTS.

2.1.

The Borrowers acknowledge and agree that Bank has fully and completely fulfilled and satisfied all obligations it had or has to Borrowers under the Loan Documents and otherwise pursuant to all other obligations and understandings it may have had to the date of this Agreement (except those obligations, if any, expressly provided for in this Agreement), including without limitation all obligations, if any, required of Bank under all documents and instruments now in existence or anticipated to be signed in connection with this Agreement, and upon the occurrence of an event of default by Borrowers, nothing further need be done by Bank before availing itself of all or any of its rights and remedies against Borrowers.

2.2.

Borrowers acknowledge and confirm that by not exercising the rights, remedies and privileges available to Bank, for any reason whatsoever, including the negotiation and execution of this Agreement, Bank is not waiving and has not waived any of its rights to do so in accordance with the Loan Documents and this Agreement.

2.3.

Borrowers acknowledge and agree that by negotiating and entering into this

Agreement, Bank is not establishing a course of conduct nor a pattern of operation nor an implicit or explicit understanding that Bank mayor will ever further revise, extend, increase or modify any term or condition of the Loan Documents or this Agreement or agree to forebear at any time in the future if an event of default should occur under and pursuant to the Loan Documents, this Agreement and/or any document or instrument contemplated or referred to herein.

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3.

AMENDMENTS TO LOAN DOCUMENTS.

The Loan Documents are hereby amended as follows:

3.1 The current maximum available amount under the Note is Ten Million Dollars ($10,000,000.00) ("Maximum Available Amount"). The Maximum Available Amount is hereby increased by an additional Fifteen Million Dollars ($15,000,000.00) so that the Maximum Available Amount will be Twenty-Five Million Dollars ($25,000,000.00) (the "Amended Maximum Available Amount"). The Amended Maximum Available Amount shall be in effect as of the date hereof.

3.2. The interest rate accruing on the unpaid balance of the Loan is amended as of the date hereof from the Bank's Prime Rate less one-quarter (1/4%), to a rate of two hundred fifty (250) basis points above LIB OR for one month interest periods, as LIB OR is more fully set forth in the Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated of even date herewith, as supplemented by the addenda attached thereto.

3.3. The Maturity Date of the Note is hereby amended to extend such date from April 19, 2008, to April 19, 2010, and all references in the Loan Documents to an expiration of the Loan shall be amended to reflect the new maturity date. Payments of interest shall continue to be paid on a consecutive monthly basis as provided in the Note, as amended and extended herein, and principal payments shall be due and payable as provided in the Note, as amended and extended herein.

3.4. Section 3.1 entitled, "Purpose of the Construction Line of Credit Sub-Loan" which read, "Up to Three Million Five Hundred Thousand Dollars ($3,500,000.00) of the Loan may be used to fund the completion of construction of the Units on the Land ("Construction Line of Credit Sub-Loan")", shall be modified to now read, "Purpose of the Construction Line of Credit Sub-Loan" which read, "Up to Six Million Dollars ($6,000,000.00) of the Loan may be used to fund the completion of construction of the Units on the Land ("Construction Line of Credit Sub-Loan")".

3.5. The term "Release price" as defined in Section 3.2 of the Loan Agreement is hereby amended to modify the percent of the gross sale price of any lot sold from 125% to 135%. In addition, the draw schedule under Section 3.2 is supplemented to add the following as a draw schedule for the condominium construction as anticipated below:

Footings	5%
Foundation	10%
Framing/Autoclave	15%
Windows/Ext. Doors/Roof	10%
Rough HVAC	10%
Rough Plumb/Sprinklers/Rough Electric	15%
Insulation / Drywall Hung	10%
Exeter Finishes	5%
Interior Trim/Tile/HW Flooring	5%
Cabinetry/Countertops	10%
Carpets/Completion of Unit	5%
100%

3.6. Section 3.3 shall be revised to provide that in no event shall the Bank be required to make Loan Advances under the Construction Line of Credit Sub-Loan, nor shall the Borrowers be permitted to draw under the Construction Line of Credit Sub-Loan for the purpose of funding more than four (4) single spec homes per Development, and not more than two (2) spec condominium duplex

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buildings per Development at anyone time. A separate condominium duplex building may be started when fifty percent (50%) or more of the existing condominium duplex buildings are under a binding agreement of sale. Advance under the Construction Line of Credit Sub-Loan shall be limited to 100% of the cost of the sold homes or 80% of the cost of the spec homes. The term "Development" shall mean each of Laurelwoods I, Laurelwoods II and Boulder Lake Village. The Bank shall not be obligated to make any advances under the Construction Line of Credit Sub-Loan for any Laurelwoods I and/or Laurelwoods II single or duplex Unit absent its receipt from time to time as each Project on the Laurelwoods I and/or Laurelwoods II Property is presented to the Bank for approval, of an appraisal or appraisals (collectively the "Appraisal") in form and substance acceptable to Bank in an amount acceptable to Bank, being no less than an 80% loan to value ratio (the "Appraised Value") prepared in accordance with the terms and provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the Regulations thereunder (the "Act"), and prepared by an appraiser, acceptable to Bank, licensed and certified to conduct appraisals in Pennsylvania under the Act on the Units currently or to be under construction on the Laurelwoods I and/or Laurelwoods II Property, as applicable. The Appraisals shall be on an "as completed" value. The cost of such Appraisals shall be paid by Borrowers immediately upon request of the Bank.

3.7. In no event shall the Bank be required to make Loan Advances under the Site Development Sub-Loan, nor shall the Borrowers be permitted to draw under the Site Development Sub-Loan for the purpose of funding more than three (3) Projects at anyone time.

3.8. Section 4.2 entitled, "Maximum Amount of the Site Development Sub-Loan. The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Six Million Five Hundred Thousand Dollars ($6,500,000.00)", shall be modified to now read, "Maximum Amount of the Site Development Sub-Loan. The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Twelve Million Nine Hundred Thousand Dollars ($12,900,000.00)". Accordingly, all references to the Letters of Credit in the Loan Agreement shall reflect the Bank agreement, subject to the terms and the conditions contained in the Loan Agreement, to issue, on one or more of the Borrowers' behalf, irrevocable standby letters of credit to the Official Bodies in an aggregate amount not to exceed Twelve Million Nine Hundred Thousand Dollars ($12,900,000.00) for the purpose of guaranteeing completion of the Infrastructure Improvements to the pre-approved Projects as required by the Official Bodies.

3.9 As part of the Loan, a Sewer and Water Line of Credit Sub-Loan shall be established effective as of the date hereof in the amount of up to Six Million One Hundred Thousand Dollars ($6,100,000.00) to be used to fund the completion of construction of sewer and water upgrades for the Property ("Sewer and Water Line of Credit Sub-Loan"). Advances for the Sewer and Water Line of Credit Sub-Loan shall be as follows: Not less than ten business days prior to the making of each Loan Advance, and in all cases not more than twice per each calendar month, Borrowers shall submit to Bank a written request for advance ("Request for Advance"). Each Request for Advance shall specify in detail the stage of construction of the sewer and water upgrades. The Bank shall advance an amount equal to an amount reasonably deemed appropriate by the Bank, not to exceed in tot al the amount of the Sewer and Water Line of Credit Sub-Loan, and the request for Advance shall contain (i) the total amount of the Loan Request (ii) a certificate of Borrowers and the General Contractor to the effect that (a) the construction of the sewer and water upgrades to date has been performed in a good and workmanlike manner and in accordance with the Plans and Specifications, (b) the amount of the Request for Advance for which such Loan Advance is requested either has been paid by one or more of the Borrowers or is justly due to a General Contractor for work, labor or Materials furnished for the construction of the sewer and water upgrades, and (c) no part of the project costs described in such Request for Advance has been made the basis for any previous Loan Advance or has been or will be used for any other purpose than is described therein, and (iii) a certificate of the applicable General Contractor (a) to the effect that the construction of the sewer and water upgrades has been performed in a good and workmanlike manner and

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in accordance with the Plans and Specifications and in compliance with all applicable laws and all applicable private covenants of record, (b) specifying the stage and percentage of completion which has been achieved by each of the various trades engaged in the construction of the sewer and water upgrades, and (c) to the effect that the amount of such Loan Advance is not greater than the actual cost of work and labor performed on the sewer and water upgrades. Each Request for Advance and each receipt of the Loan Advance requested thereby shall constitute a certification by Borrowers that the representations and warranties contained in this Agreement and the Loan Documents are true and correct on the date of such Request for Advance or such receipt. The Bank shall not be obligated to make Loan Advances for the payment of interest on the Loan, but in Bank's discretion, may make such advances. Loan Advances shall, at the option of Bank, either be credited to Borrowers' account with Bank or be paid by Bank jointly to the Borrowers and to the party or parties who have actually supplied labor, Materials or services in connection with the sewer and water upgrades jointly to the Borrowers and to the party or parties to whom payment of any other project costs specified in the Request for Advance is due. No further direction or authorization for such direct payment shall be required, it being understood that any such payment shall be applied toward the satisfaction of the obligations of Bank hereunder and shall be deemed a Loan Advance evidenced by the Note and secured by the Mortgages and the other Loan Documents as fully as if made to Borrowers, regardless of the actual disposition thereof by the party or parties to whom such payment is made. The making of any Loan Advance by Bank shall not be deemed an acceptance or approval by Bank (for the benefit of Borrowers or any third party) of any work performed or improvements constructed or Materials furnished or installed in connection with the construction of the sewer and water upgrades and shall not create any privity of contract between Bank and any third party. Each and every Request for Disbursement of the proceeds of the Sewer and Water Line of Credit Sub-Loan presented by Borrowers shall constitute Borrowers' representation that the proceeds of the Sewer and Water Line of Credit Sub-Loan are being used for the purpose for which the Sewer and Water Line of Credit Sub-Loan has been granted; that there are sufficient proceeds of the Sewer and Water Line of Credit Sub-Loan remaining to complete the construction of the sewer and water upgrades in accordance with Plans and Specifications; that no Event of Default has occurred and is continuing hereunder, or under any other obligation of the Borrowers to the Bank, and that there exists no circumstances which solely by the passage of time and/or giving of notice would create such an Event of Default, that the work for which the request is being made has been done in workmanlike fashion in accordance with the Plans and Specifications; that there is no pending or threatened litigation against anyone or more of the Borrowers and/or anyone or more parcels of the Land, that the Borrowers have paid all taxes as and when due by anyone or more of them, that there has not been a material adverse change in the financial condition of the Borrowers, that all construction has been completed in accordance with the Plans and Specifications and in accordance with applicable Official Body requirements, that the Bank retains its first priority lien on the Property, and, that the requested proceeds of the Sewer and Water Line of Credit Sub-Loan are being used either: (a) to pay one or more contractors or subcontractors or other persons working or doing work in connection with the construction on the sewer and water upgrades in accordance with the payment provisions of the applicable contract or understanding; or (b) to reimburse Borrowers for either work performed or materials supplied to the sewer and water upgrades or for payments made to contractors or subcontractors pursuant to the payment provisions of the applicable contract(s) for work and/or material actually incorporated into the sewer and water upgrades. The Bank reserves the right, but does not have the duty, to confirm by and through its authorized officers, employees, agents or representatives, any and all of the representations deemed to have been made by Borrowers in connection with a Request for Disbursement. Borrowers hereby agrees to permit any such authorized officer, employees, agents or representatives to come upon any portion of the Property at all reasonable times for the purpose of inspection on at least a monthly basis. The cost of such inspections shall be borne by Borrowers. The inspection rights herein provided are solely for the protection of the Bank, and Borrowers hereby acknowledges and agrees that Bank is not making, and will make no representation, or warranty with respect to the construction of the sewer and water upgrades (including, without limiting the generality of the foregoing, the adequacy of the Plans and Specifications, or proper performance by any contractor or supplier) and that no person, including but not limited to the

768108.1

Borrowers has the right to rely on Bank for any matters with respect to the construction or the Bank's inspections. Bank shall have no liability or obligation to Borrowers or any other person or entity with respect to the Bank's inspection. The Bank reserves the right to have the progress of construction for the Project inspected from time to time by an independent and qualified engineer hired by the Bank at the Borrowers' expenses. A condition of each advance is: (i) the representations and warranties contained in this Agreement and in the Loan Documents shall be true on and as of the date of each Loan Advance with the same effect as though made on and as of each such date; (ii) On the date of each Loan Advance hereunder no Event of Default and no Potential Default shall have occurred and be continuing or shall exist or shall occur and exist after giving effect to the Loan Advance to be made on such date; (iii) Upon request by the Bank to the Borrowers, the Bank shall have received receipts or other verification deemed by Bank to be sufficient from the General Contractor and all Subcontractors evidencing that all sums previously advanced for the sewer and water upgrades; (iv) On the date of each Loan Advance, the sewer and water upgrades shall not have been materially injured or damaged by fire or other casualty and have remained unrestored unless the proceeds of insurance are to be applied pursuant to the terms of the Mortgages; and (v) the Bank's receipt and approval of all permits, licenses and approvals from all applicable Official Bodies for the sewer and water upgrades, in form and substance satisfactory to the Bank. Notwithstanding anything to the contrary contained herein, should the Bank, in its sole discretion, determine that the financial condition of Borrowers is not sufficient to support a requested advance under the Sewer and Water Line of Credit Sub-Loan, or a material adverse change has occurred with respect to anyone or more of the Borrowers, such advance need not be made by Bank.

3.10. The prepayment language in the Note is hereby amended to provide, "if the Borrowers, or anyone ore more of them voluntarily or willingly terminates the Note at any time and refinances any portion thereof for a residential development from or with any other lending institution, the Borrowers shall pay a termination fee to the Bank equal to one percent (1%) of Twenty Five Million ($25,000,000.00) Dollars if such prepayment occurs within one (1) year of the date hereof, the Borrowers shall pay a termination fee to the Bank equal to three quarters of one percent (3/4%) of Twenty Five Million ($25,000,000.00) Dollars if such prepayment occurs during the second year from the date hereof, and the Borrowers shall pay a termination fee to the Bank equal to one half of one percent (1/2%) of Twenty Five Million ($25,000,000.00) Dollars if such prepayment occurs during the third year from the date hereof, up to but not including the Maturity Date.

3.11 The property known as the Bolder Lake Village Condominium Project ("BL V Property"), which property is more particularly described in Exhibit "A" which is attached hereto and incorporated herein by reference, shall be included in the definition of the Land and the Property. The Borrower may utilize the Construction Line of Credit Sub-Loan for purpose of constructing Units on the Property, including the BL V Property. The Bank shall not be required to make any advance under the Construction Line of Credit Sub-Loan for purpose of constructing one or more Units on the BL V Property, unless, from time to time as each Project on the BL V Property is presented to the Bank for approval, Bank shall be provided with an appraisal or appraisals (collectively the "Appraisal") in form and substance acceptable to Bank in an amount acceptable to Bank, being no less than an 80% loan to value ratio (the "Appraised Value") prepared in accordance with the terms and provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the Regulations thereunder (the "Act"), and prepared by an appraiser, acceptable to Bank, licensed and certified to conduct appraisals in Pennsylvania under the Act on the Units currently or to be under construction on the BL V Property. The Appraisals shall be on an "as completed" value. The cost of such Appraisals shall be paid by Borrowers immediately upon request of the Bank. The Bolder Lake Village Condominium construction project shall be subject to monthly vertical inspections by the Bank designee, currently LCS, as a cost to be borne solely by the Borrowers. Borrowers shall provide or cause to be provided to the Bank within thirty (30) days of each calendar month end, reports of construction and sales for the BL V Property, certified by the chief financial officer of the Borrowers, all in form and substance satisfactory to the Bank. The Bank's obligation to make advances under the BL V Property

768108, I

shall further be subject to its receipt and approval of all Bolder Lake Village Condominium organizational and condominium documents, and the Bank's receipt and approval of all permits, licenses and approvals from all applicable Official Bodies for the BL V Property, and the intended construction, all in form and substance satisfactory to the Bank.

3.12 In addition to the principal repayment obligations of the Borrower set forth in the Note and this Agreement, the Borrowers covenant and agree to pay to the Bank a sum equal to $70,000.00 multiplied by the number of Laurelwoods I, Laurelwoods II and Boulder Lake Village Units not sold contrary to the Borrowers' projected sales as delivered to the Bank as required herein. Payment of such additional principal based upon the above formula shall occur on or before December 31 of each year, commencing December 31, 2007. Notwithstanding the above, the Borrowers shall have the onetime option of waiving the principal repayment obligation as required under this Subsection 3.12 for one calendar quarter during the term of the Loan, as such calendar quarter is selected by the Borrowers and the Bank is so notified prior to the date of the principal repayment due on or before December 31 of each year.

3.13. Section 9.1 (a) shall be amended to state, "Tangible Net Worth. Permit their tangible net worth to be less than $25,000,000.00, to be tested annually."

3.14. Section 9.1(c) shall be amended to state, "Debt Service Coverage Ratio. Permit the ratio of (A) the sum of (i) the net income of the Borrowers, (ii) the depreciation and amortization of the Borrowers, (iii) the interest expense of the Borrowers, and (iv) other non-cash or extraordinary expenses of the Borrowers, during any fiscal year, and any distributions (if permitted), to (B) the total of (i) the current installments of all principal payable by the Borrowers, in connection with any indebtedness or other obligation maturing more than one year after the end of such fiscal year and arising from the borrowing of any money or the deferral of the purchase price of any asset, (ii) $70,000.00 per projected home sale, and (iii) the interest expense of the Borrowers, during such fiscal year, to be less than 1.50 : 1.00, to be tested annually, with the calculation of interest expense not to include the interest on the Loan."

3.15. Section 13.1 of the Loan Agreement is hereby amended to provide, "The Borrowers shall provide and cause to be maintained builder's risk insurance in an amount not less than Twenty-Five Million and 00/100 ($25,000,000.00) Dollars, in connection with the Loan, with a Mortgagee and Lender-Loss Payable Clause in favor of Bank, by an insurance company reasonably acceptable to Bank".

3.16. The Borrowers shall provide or cause to be provided to the Bank on an annual basis in conjunction with the delivery to the Bank of the Borrowers' annual Financial Statements as required under Section 7.1 of the Loan Agreement, two (2) years of forward looking cash flow projections for each residential development and for overall operations.

4.

CONFESSION OF JUDGMENT.

BORROWERS HEREBY EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWERS, OR ANY ONE OR MORE OF THEM, AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWERS, OR ANY ONE OR MORE OF THEM, IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $10,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS AGREEMENT OR THE

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NOTE OR A COPY OF EITHER VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWERS HEREBY FOREVER WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE AS DEFINED IN THE NOTE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAYBE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL SUCH TIME AS THE LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

5.

REPRESENTATIONS AND WARRANTIES.

All of the representations and warranties set forth in the Loan Documents are hereby reasserted and restated by Borrowers as of the date hereof, as if each such representation and warranty were set forth at length herein. Borrowers hereby acknowledge that such representations and warranties are being specifically relied upon by Bank as an inducement to Bank to enter into this Agreement and as partial consideration for the terms and conditions contained herein. In addition to the representations and warranties already contained in the Loan Documents, Borrowers, as a material inducement to Bank to enter into this Agreement, hereby acknowledge, confirm, represent and warrant that:

5.1.

As of the date hereof, no default or event of default exists under the Loan

Documents, and no condition exists which, but for the passage of time or the giving of notice or both, would constitute a default or event of default under the Loan Documents; and

5.2.

None of the Borrowers has any defenses, charges, claims, demands, pleas or offsets whatsoever in law or equity against Bank or against the enforcement of the Loan Documents.

5.3.

No consent to or approval of the execution, delivery and performance of this

Agreement or any documents or actions contemplated herein is required to be obtained from any other person or entity, public or private, or any court, administrative agency or other governmental or quasigovernmental authority;

5.4.

The execution and delivery of this Agreement by the Borrowers will not conflict with, or result in a breach of (i) any mortgage, lease, contract, agreement, or other instrument to which any of the Borrowers is a party or by which any of its respective properties are bound; or (ii) any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental or quasi-governmental authority;

5.5.

This Agreement and all other documents executed pursuant hereto or in connection herewith have been or shall be duly and validly executed and delivered and constitute valid and legally binding obligations of Borrowers, enforceable in accordance with their tern1s, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally;

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5.6.

Borrowers and each property encumbered by the Mortgages (the "Mortgaged

Premises") are in compliance in all material respects with all laws, regulations and requirements applicable to each of the Borrowers and the Mortgaged Premises, and noe of the Borrowers has received, nor do any of them have any knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement applicable to any of the Borrowers or the Mortgaged Premises;

5.7.

There is no litigation or governmental proceeding pending or, to the knowledge of any of the Borrowers, threatened against anyone or more of the Borrowers which affects anyone or more of the Borrowers' ability to fulfill any of its obligations under this Agreement or any of the other Loan Documents;

5.8.

Neither this Agreement nor any other document executed in connection herewith by the Borrowers contains any untrue statement of a material fact and/or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate and not misleading; and

5.9.

The loan transaction consummated pursuant to the Loan Documents and this

Agreement was and is a commercial business transaction and the entire proceeds thereof were used exclusively for commercial business purposes.

6.

RELEASE OF BANK BY BORROWERS.

In consideration of Bank's execution of this Agreement, Borrowers do hereby unconditionally release, remise and forever discharge Bank, and any entity which "controls" Bank within the meaning of Section 15 of the Securities Act of 1933, as amended, its members, officers, directors, officials, agents, employees and attorneys, and their respective heirs, successors and assigns (collectively "Releases"), of, for and from any and all claims, demands, debts, liabilities, judgments, contracts, obligations, accounts, costs and expenses (including, without limitation, legal fees, related expenses and the costs of defense), causes of action and claims for relief of whatever kind or nature, whether known or unknown, suspected or unsuspected, which Borrowers have or may have against Releases or any of them by reason of, or in any way connected with the Loan Documents, this Agreement, the Loan, or any of them, including without limitation, any default or alleged default or collection effort thereunder, and/or any purported oral agreements or understandings by and between Bank and Borrowers, any claim that can be asserted to reduce or eliminate all or any part of Borrowers' obligation to repay the Loan, or any claim in the nature of "lender liability" or sounding in tort or assumpsit or of an equitable nature, or any other matter whatsoever.

7.

REAFFIRMATION OF COLLATERAL.

The Mortgages and the other Loan Documents are hereby amended and extended to secure the entire indebtedness evidenced by the Note and the other Loan Documents, as amended, increased and extended hereby, so that each of the Mortgages shall be amended to now provide, "THIS IS AN OPENEND MORTGAGE SECURING FUTURE ADVANCES UP TO A MAXIMUM PRINCIPAL AMOUNT OF $25,000,000.00 PLUS ACCRUED INTEREST AND OTHER INDEBTEDNESS AS DESCRIBED IN 42.PA. C.S.A. §8143", and the Cross Collateralization Agreements shall also reflect the term "Indebtedness" includes the increase in the Loan as provided herein. The Mortgaged Premises shall

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remain subject to the liens, operation and effect of the Mortgages, and nothing herein contained nor done pursuant hereto shall impair or adversely affect the lien, operation and effect of the Mortgages or their priority as a first liens on the Mortgaged Premises. The Borrowers shall provided title insurance endorsements in favor of the Bank in form and substance satisfactory to the Bank and its counsel ensuring the Mortgages for the full amount of the Loan as amended and increased herein.

8.

WAIVER OF JURY TRIAL.

BORROWERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY ANY ONE OR MORE OF THE BORROWERS MA Y HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH TH NOTE, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. BORROWERS REPRESENT AND WARRANT THAT NO

REPRESENT AGENT OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWERS ACKNOWLEDGE THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

9.

INTEGRATION.

This Agreement, the Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated of even date herewith, and the Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

10.

SEVERABILITY.

In the event that one or more provisions of this Agreement or their application to any person or circumstance shall be held invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

11.

GOVERNING LAWS; BINDING EFFECT.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, shall only be amended by an instrument in writing signed by each of the parties hereto, and shall extend to and bind the parties hereto and their respective heirs, administrators, successors and assigns.

12.

FEES AND COSTS.

Any and all expenses associated with this Agreement, including, but not limited to, expenses associated with the filing or recording of any documents pursuant hereto, as well as a commitment fee of $17,500.00, shall be paid by Borrowers. In addition, Borrowers shall pay the reasonable fees of the attorneys for the Bank for services rendered in connection with this Agreement, and the Borrowers shall also pay the reasonable attorney fees and costs of the Bank in connection with the renegotiation, redrafting, modifying, interpretation and enforcement of any of the provisions of this Agreement.

768108.1

13.

INDEMNIFICATION.

Borrowers hereby jointly and severally agree to indemnify, defend and hold harmless Bank, its successors and assigns, from and against and in respect of, any and all damages, liabilities, reasonable fees, reasonable costs, reasonable expenses (and including, without limitation, reasonable attorney's fees and expenses) of every kind, nature or description incurred or suffered by Bank by reason of or resulting from or arising out of this Agreement including, but not limited to, any and all investigations, litigations, actions, suits, proceedings, demands, assessments, costs, fees, expenses or judgments under any state or federal laws, including securities laws.

14.

FURTHER ASSURANCES.

From time to time, the Borrowers shall take such action and execute and deliver to the Bank such additional documents, instruments, certificates, and agreements as the Bank may reasonably request to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Agreement to be executed as of the date first above written.

ATTEST:

BIG BOULDER CORPORATION

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 24-0822326

ATTEST:

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 24-0854342

ATTEST:

BBC HOLDING INC.

/s/ Nina A. Corey

BY: /s/ Eldon D. Dietterick

NINA A. COREY, Secretary

ELDON D. DIETTERICK, President & Treasurer

TAX ID. NO. 51-0294425

[SIGNATURES CONTINUED ON NEXT PAGE]

ATTEST:

BRRE HOLDINGS, INC.

/s/ Nina A. Corey

BY: /s/ Eldon D. Dietterick

NINA A. COREY, Secretary

ELDON D. DIETTERICK, President & Treasurer

TAX ID. NO. 51-0294426

ATTEST:

NORTHEAST LAND COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 23-1682251

ATTEST:

LAKE MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 23-2243205

ATTEST:

JACK FROST MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 23-1670482

ATTEST:

BOULDER CREEK RESORT COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 20-2287001

[SIGNATURES CONTINUED ON NEXT PAGE]

ATTEST:

MOSEYWOOD CONSTRUCTION COMPANY,

Individually and d/b/a STONEY RUN REALTY

COMPANY and d/b/a STONEY RUN BUILDERS

COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 65-1190104

ATTEST:

JACK FROST NATIONAL GOLF COURSE, INC.

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice President &

Treasurer

TAX ID. NO. 20-3092213

ACCEPTED BY:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Sandra Chickeletti

Sandra Chickeletti, Vice President

768108.1

ACKNOWLEDGMENTS

COMMONWEALTH OF PENNSYLVANIA

)

: ss.

COUNTY OF CARBON

)

On the 15th day of June, 2007, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Eldon D. Dietterick personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument on behalf of Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc., and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Eric D. Hanna, Notary Public

My commission expires

COMMONWEALTH OF PENNSYLVANIA

Notarial Seal

Eric D. Hanna, Notary Pubic

Tobyhanna Twp., Monroe County

My Commission Expires Jan. 31 , 2009

Member, Pennsylvania Association of Notaries

COMMONWEALTH OF PENNSYLVANIA

)

: ss.

COUNTY OF CARBON

)

On the 15th day of June, 2007, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Sandra Chickeletti personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument on behalf of Manufacturers and Traders Trust Company and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Eric D. Hanna, Notary Public

My commission expires

COMMONWEALTH OF PENNSYLVANIA

Notarial Seal

Eric D. Hanna, Notary Pubic

Tobyhanna Twp., Monroe County

My Commission Expires Jan. 31 , 2009

Member, Pennsylvania Association of Notaries

768108.1